Exhibit 10.13

To:                             Biwater (BVI) Ltd., a company incorporated and existing under the laws of the Virgin Islands with registered number 1505595 (the Company)

For the attention of:	Lee Muller, John Curtis

16 September 2015

Dear Sirs,

USD 43,000,000 facility agreement originally dated 14 November 2013 and made between the Company and Barclays Bank PLC as original lender and as arranger, facility agent and security trustee as amended and restated on 11 June 2015 (the Agreement) — Waiver Letter

1.                                      Introduction

(a)                                 We refer to the Agreement.

(b)                                 This letter is supplemental to and amends the Agreement.

(c)                                  Capitalised terms defined in the Agreement have the same meaning when used in this letter unless expressly defined in this letter.

(d)                                 The provisions of clause 1.3 (Construction) of the Agreement apply to this letter as though they were set out in full in this letter except that references to the Agreement are to be construed as references to this letter.

(e)                                  Amended Agreement means the Agreement as amended by this letter.

(f)                                   Effective Date means the date on which the Facility Agent gives the notification to the Company and the Lenders under paragraph 2(a) (Conditions) below or such other date as the Company and the Facility Agent agree.

2.                                      Conditions

(a)                                 The amendments and waivers to the Agreement contained in this letter (other than the waiver set out in paragraph 4(e) below) are conditional on the Facility Agent notifying the Company and the Lenders that it has received:

(i)                                     a copy of this letter countersigned by the Company; and

(ii)                                  all of the documents set out in Schedule 1 (Conditions Precedent) in form and substance satisfactory to the Facility Agent.

(b)                                 The Facility Agent must give the notification in paragraph (a) above as soon as reasonably practicable upon receipt of the documents.

3.                                      Conditions Subsequent

(a)                                 The Company must deliver the document set out in paragraph 1 of Schedule 2 (Conditions Subsequent) in form and substance satisfactory to the Facility Agent as soon as reasonably practicable upon receipt of that document from the Grantor.

(b)                                 The Company must:

(i)                                     deliver the letter set out in paragraph 2 of Schedule 2 (Conditions Subsequent) promptly upon receipt of the document set out in paragraph 1 of Schedule 2 (Conditions Subsequent); and

(ii)                                  use its best endeavours to ensure that the Construction Contractor acknowledges receipt of that letter.

4.                                      Waiver of certain obligations

(a)                                 The Company has:

(i)                                     notified the Facility Agent that neither the Actual STP Completion Date nor the Actual Final Completion Date has occurred; and

(ii)                                  requested that the Majority Lenders waive the following Events of Default:

(A)                               clause 21.3 (Breach of other obligations) of the Agreement in respect of the breach by the Company of clause 17.28(b)(i) as a result of its breach of clause 5.1 of the Water Purchase Agreement in relation to the STP Acceptance Tests not having been satisfactorily completed in accordance with the terms of the Water Purchase Agreement;

(B)                               clause 21.18(b)(i) (Completion) of the Agreement in respect of the Actual STP Completion Date not occurring before the STP Long-Stop Date; and

(C)                               clause 21.18(b)(ii) (Completion) of the Agreement in respect of the Actual Final Completion Date not occurring before the Completion Long-Stop Date.

(b)                                 Subject to paragraph 2 (Conditions) above and paragraph (c) below and pursuant to clause 28 (Amendments and Waivers) of the Agreement, the Majority Lenders have agreed to waive the Events of Default referred to in paragraph (a) above.  Accordingly, we are authorised to confirm that the Events of Default referred to in paragraph (a)(ii) above are waived with effect from the Effective Date.

(c)                                  The waiver granted in paragraph (b) above is subject to the condition that each of the Company and the Grantor enters into the Supplemental Agreement (as defined in paragraph (d)(i) below) before 31 October 2015.

(d)                                 The Company has:

(i)                                     informed us that it intends to enter into a supplemental agreement, substantially in the form set out in Schedule 3 of this letter, in respect of the Water Purchase Agreement (the Supplemental Agreement); and

(ii)                                  requested that the Majority Lenders waive the requirements of clause 17.28(c)(i) (Project Documents) of the Agreement to the extent necessary to enable the Company’s entry into the Supplemental Agreement described in sub-paragraph (i) above (the Entry into the Supplemental Agreement) to occur without breaching that clause (but not otherwise).

(e)                                  Pursuant to clause 28 (Amendments and Waivers) of the Agreement, the Majority Lenders have agreed to waive the requirements of clause 17.28(c)(i) (Project Documents) of the Agreement to the extent necessary to enable the Entry into the Supplemental Agreement to occur without breaching that clause but not otherwise.  Accordingly, we are authorised to confirm that the requirements of the clause referred to in paragraph (d) above are waived to the extent described above with effect from the date on which the Company countersigns this letter.

5.                                      Consent to the Entry into the Supplemental Agreement

(a)                                 The Company has requested that the Facility Agent consent to the Entry into the Supplemental Agreement for the purposes of clause 28 of paragraph 2 of schedule 9 (Reserved Discretions) of the Agreement.

(b)                                 The Facility Agent hereby consents to the Entry into the Supplemental Agreement for the purposes of clause 28 of paragraph 2 of schedule 9 (Reserved Discretions) of the Agreement.

6.                                      Amendments

Subject as set out in this letter, the Agreement will be amended with effect from the Effective Date as follows:

(i)                                     The following new definitions will be added in the correct alphabetical position of clause 1.1 of the Agreement:

“Actual Final Construction Completion Date means the later of:

(a)                                 the Actual Desalination Completion Date; and

(b)                                 the Actual STP Construction Completion Date.”;

“Actual STP Construction Completion Date means the date on which the Facility Agent has received confirmation from the Technical Adviser that each of the following conditions has been satisfied:

(a)                                 the STP Project Construction Works have been completed in accordance with the Construction Contract; and

(b)                                 the STP Acceptance Tests have been satisfactorily completed in accordance with the terms of the Water Purchase Agreement.”; and

“STP Project Construction Works means the STP.”;

(ii)                                  The following definitions in clause 1.1 of the Agreement shall be amended in their entirety to read as follows:

“Completion Long-Stop Date means 31 January 2016.”;

“Project Works means the Desalination Project Works, the STP Project Construction Works, the STP Project Works and the Ancillary Project Works.”;

(iii)                               clause 16.4(d)(iii) of the Agreement shall be amended to replace the words “extend the Scheduled Desalination Completion Date or Scheduled STP Completion Date” with the words “cause the Actual STP Construction Completion Date to occur after the Completion Long-Stop Date”;

(iv)                              clause 19.2(a)(iii) of the Agreement shall be amended in its entirety to read as follows except that the Effective Date shall be inserted into the date block:

“(iii) the Actual STP Completion Date occurs as soon as practicable after                        2015.”

Without prejudice to paragraphs 6(ix) and 6(x) below, the parties acknowledge that the Actual STP Completion Date cannot occur until the first anniversary of the transfer of the STP to the Grantor because of the contractually required supervision for the operation and maintenance of the STP for one year after completion and agree that the requirement imposed on the Company by clause 19.2(a)(iii) of the Agreement shall be interpreted and applied with that in mind.

(v)                                 clause 21.18(b)(i) of the Agreement shall be amended to replace the words:

(A)                               “Actual STP Completion Date” with the words “Actual STP Construction Completion Date”; and

(B)                               “STP Long-Stop Date” with the words “Completion Long-Stop Date”;

(vi)                              clause 21.18(b)(ii) of the Agreement shall be amended to replace the words “Actual Final Completion Date” with the words “Actual Final Construction Completion Date”;

(vii)                           clause 21.18(c) of the Agreement shall be amended to replace the words:

(A)                               “Actual STP Completion Date” with the words “Actual STP Construction Completion Date”; and

(B)                               “Scheduled STP Completion Date” with the words “Completion Long-Stop Date”;

(viii)                        clause 21.18(e)(ii) of the Agreement shall be amended to replace the words “Actual STP Completion Date” with the words “Actual STP Construction Completion Date”;

(ix)                              the following new clause 21.18(h) shall be added to the Agreement:

“(h)                                                                           The Actual STP Construction Completion Date does not occur on or before the Completion Long-Stop Date.”; and

(x)                                 the following new clause 21.18(i) shall be added to the Agreement:

“(i)                                                                               If the STP Project Construction Works are not completed to the satisfaction of the Majority Lenders on or before 15 November 2015, the Facility Agent gives notice to the Company on or before the earlier of the Actual STP Construction Completion Date and the Completion Long-Stop Date that the Majority Lenders are of the opinion that the failure to complete the STP Project Construction

Works to their satisfaction is, or is reasonably likely to be, prejudicial to the Lenders.”.

7.                                      Representations

(a)                                 Other than in respect of the information set out in paragraph (b) below, the Company confirms to each Finance Party that (i) on the date of this letter and (ii) on the Effective Date the representations and warranties set out in clause 15 of the Agreement (except for representations and warranties expressed to be given at a specific date):

(i)                                     are true; and

(ii)                                  would also be true if references to the Agreement were construed as references to the Agreement as amended by this letter.

(b)                                 The Company has notified the Facility Agent that it has received a letter dated 6 August 2015 from the Permanent Secretary, Ministry of Communications and Works, Government of the Virgin Islands, regarding a purported breach by the Company of section 31.1 of the Water Purchase Agreement.

8.                                      Fees

(a)                                 The Company must pay to the Facility Agent (for the account of all the Lenders) an amendment fee of GBP 10,000 within 15 days of the date of this letter to the account notified to the Company by the Facility Agent for this purpose.

(b)                                 The Company must pay to the Facility Agent (for the account of UKEF) an administration fee of GBP 5,000 within 15 days of the date of this letter to the account notified to the Company by the Facility Agent for this purpose.

9.                                      Costs and Expenses

The Company must, within 15 days of demand, pay to each Finance Party and to each Legal Adviser (as applicable) the amount of all costs and expenses (including legal fees) reasonably incurred by any Finance Party or UKEF in connection with:

(a)                                 the negotiation, preparation, printing and execution of this letter and any document entered into in connection with this letter; and

(b)                                 the amendments, waivers or consents requested by the Company under and in connection with this letter.

10.                               Reservation of rights

Each Finance Party reserves any other right or remedy it may have now or subsequently.  This letter does not constitute a waiver of any right or remedy other than in relation to the specific waivers expressly given under this letter.

11.                               Failure to comply

Failure to comply with the terms of this letter or any information supplied to us by you being other than true, accurate and complete will constitute an Event of Default.

12.                               Miscellaneous

(a)                                 This letter is a Finance Document.

(b)                                 The Agreement and this letter will be read and construed as one document.

(c)                                  Except as expressly waived by this letter, the Finance Documents continue in full force and effect.

(d)                                 Except as expressly waived by this letter, no waiver of any provision of any Finance Document is given by the terms of this letter and the Finance Parties expressly reserve all their rights and remedies in respect of any breach of, or other Default under, the Finance Documents.

(e)                                  This letter may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this letter.

13.                               Governing law

This letter and any non-contractual obligations arising out of or in connection with it are governed by English law.

If you agree to the terms of this letter, please sign where indicated below.

Yours faithfully,

/s/ Joulia Fraser

For

BARCLAYS BANK PLC

as Facility Agent

and for and on behalf of the other Finance Parties under and as defined in the Agreement

FORM OF ACKNOWLEDGEMENT

We agree to the terms of this letter.

/s/ Lee Muller

Lee Muller

For

BIWATER (BVI) LTD.

as the Company

Date:  16 September 2015

SCHEDULE 1

CONDITIONS PRECEDENT

1.                                      A certified copy of a resolution of the sole director of the Company:

(a)                                 approving the terms of, and the transactions contemplated by, the Supplemental Agreement and this letter and resolving that it execute the Supplemental Agreement and this letter;

(b)                                 authorising a specified person or persons to execute the Supplemental Agreement and this letter on its behalf; and

(c)                                  authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices to be signed and/or despatched by it under or in connection with the Supplemental Agreement and this letter.

2.                                      A certified specimen of the signature of each person authorised by the resolution referred to in paragraph 1 above.

3.                                      A certificate of an authorised signatory of the Company certifying that the copy of the constitutional documents of the Company in the Facility Agent’s possession is still correct, complete and in full force and effect as at a date no earlier than the date of this letter.

4.                                      A registered agent’s certificate issued by the registered agent in the Virgin Islands for the Company attaching a certified copy of the register of directors, register of members and of the statutory documents and records maintained by the Company at its registered office.

5.                                      A copy of the Supplemental Agreement, duly executed by the Company.

SCHEDULE 2

CONDITIONS SUBSEQUENT

1.                                      A copy of the Supplemental Agreement, duly executed by the Grantor.

2.                                      A letter from the Company to the Construction Contractor notifying it of the amendments to the Water Purchase Agreement made by the Supplemental Agreement.

SCHEDULE 3

FORM OF SUPPLEMENTAL AGREEMENT